WACHOVIA CAPITAL MARKETS, LLC WACHOVIA BANK, NATIONAL ASSOCIATION 301 South College Street, 6th Floor Charlotte, North Carolina 28288-0737	J.P. MORGAN SECURITIES INC. JPMORGAN CHASE BANK, N.A. 270 Park Avenue New York, New York 10017

March 18, 2005

Idaho Power Company
IDACORP, Inc.
1221 West Idaho Street
Boise, ID 83702

Attention: Darrel Anderson,

Senior Vice President-Administrative Services &Chief Financial Officer

Re:            Senior Credit Facilities Commitment Letter

Ladies and Gentlemen:

Idaho Power Company ("Idaho Power") has requested a five-year revolving credit facility (the "Idaho Power Facility") in the aggregate principal amount of up to $200,000,000 (the "Idaho Power Commitment") and IDACORP, Inc. ("IDACORP"; together with Idaho Power, the "Borrowers") has requested a five-year revolving credit facility (together with the Idaho Power Facility, the "Facilities") in the aggregate principal amount of up to $150,000,000 (the "IDACORP Commitment"; together with the Idaho Power Commitment, the "Aggregate Commitments").  We understand that the proceeds of the Facilities will be used to (i) refinance certain existing debt of the Borrowers, (ii) pay any fees and expenses in connection with the Facilities and (iii) provided for the working capital and general corporate requirements of the Borrowers, including commercial paper backup.  The Borrowers have requested that Wachovia Bank, National Association ("Wachovia") and JPMorgan Chase Bank, N.A. ("JPMCB"; together with Wachovia, the "Agents") each commit to provide a portion of the Facilities and that Wachovia Capital Markets, LLC ("Wachovia Securities") and J.P. Morgan Securities Inc. ("JPMorgan"; together with Wachovia Securities, the "Joint Arrangers") agree to structure, arrange and syndicate the Facilities on a best efforts basis.

Each Agent is pleased to confirm its several, but not joint, commitment (on a pro rata basis between the Facilities) to provide up to $75,000,000 of the Facilities to the Borrowers and the Joint Arrangers are pleased to confirm their agreement to serve as joint lead arrangers and joint book managers for the Facilities and to use their best efforts to arrange commitments for the remainder of the Facilities from a syndicate of financial institutions and other lenders (collectively, the "Lenders"), in each case based upon and subject to the foregoing and subject to the terms and conditions set forth below and in the term sheets attached hereto (the "Term Sheets").

The Agents' commitments hereunder and the Joint Arrangers' agreement to provide the services described herein are subject to (i) the Borrowers' written acceptance of a letter of even date herewith from Wachovia and Wachovia Securities to the Borrowers (the "Wachovia Fee Letter") pursuant to which the Borrowers agree to pay to Wachovia and Wachovia Securities certain fees in connection with the Facilities as more particularly set forth therein and the Borrowers' written acceptance of a letter of even date herewith from JPMCB and JPMorgan to the Borrowers (the "JPMorgan Fee Letter" and, together with the Wachovia Fee Letter, the "Fee Letters") pursuant to which the Borrowers agree to pay to JPMCB and JPMorgan certain fees in connection with the Facilities as more particularly set forth therein, (ii) the completion of a definitive credit agreement and related documentation for the Facilities consistent with the Term Sheets and otherwise in form and substance satisfactory to the Agents, (iii) compliance by the Borrowers with all applicable laws and regulations (including compliance of this Commitment Letter and the transactions described herein with all applicable federal banking laws, rules and regulations), (iv) the absence of any material disruption or adverse change in the financial, banking or capital markets (including the market for syndicated bank credit facilities) that could impair the syndication of the Facilities, as determined by the Joint Arrangers in their sole discretion, (v) the satisfaction of the Joint Arrangers that, prior to and during the primary syndication of the Facilities, there shall have been no competing offering, issuance, placement or arrangement of debt securities or commercial bank or other credit facilities of the Borrowers without the prior written consent of the Joint Arrangers, other than the sale of first mortgage bonds including Medium Term Notes or other debt securities issued by the Borrowers under two existing shelf registrations in the aggregate amount of $300,000,000, (vi) the accuracy and completeness in all material respects of all representations made by the Borrowers and the compliance by the Borrowers with the terms of this Commitment Letter (including the Term Sheets) and the Fee Letters, (vii) the completion by each Agent, to its satisfaction, of its confirmatory legal, business, tax and financial due diligence review with respect to the business, assets, liabilities, operations, condition (financial or otherwise) and prospects of the Borrowers and their respective subsidiaries in scope and determination satisfactory to such Agent in its sole discretion, (viii) the satisfaction of all other conditions described herein, in the Term Sheets and in such definitive credit documentation and (ix) the Joint Arrangers' receipt of the Aggregate Commitments for the balance of the Facilities not committed to hereunder by the Agents.  The terms and conditions of the Agents' commitments hereunder and of the Facilities are not limited to those set forth herein and in the Term Sheets, and any matters that are not covered by the provisions hereof and thereof shall be subject to the mutual agreement of the Agents and the Borrowers.

It is agreed that (a) Wachovia will act as the sole and exclusive administrative agent for the Facilities, (b) JPMCB will act as the sole and exclusive syndication agent for the Facilities and (c) the Joint Arrangers will act as the joint lead arrangers and bookrunners for the Facilities (with Wachovia Securities having "left side" designation), and that each will perform the duties and exercise the authority customarily associated with such roles.  It is further agreed that no additional agents, co-agents or arrangers will be appointed and no Lender will receive compensation outside the terms contained herein (including the Term Sheets) and in the Fee Letters in order to obtain its commitment to participate in the Facilities, in each case unless the Borrowers, the Agents and the Joint Arrangers so agree.

The Borrowers understand that the Joint Arrangers intend to commence their syndication efforts promptly upon your acceptance of this Commitment Letter and the Fee Letters and agree actively to assist the Agents and the Joint Arrangers (including, if applicable, after the closing of the Facilities) in achieving a timely syndication that is mutually satisfactory to the Agents, the Joint Arrangers and the Borrowers.  The syndication will be accomplished by a variety of means, including direct contact during the syndication between senior management of the Borrowers, the Agents, the Joint Arrangers and their respective affiliates and advisors.

It is understood and agreed that the Joint Arrangers will manage, in consultation with the Borrowers, all aspects of the syndication, including but not limited to decisions as to the selection of institutions to be approached, when they will be approached, when their commitments will be accepted, which institutions will participate and the allocations of the commitments and titles among the Lenders.  To assist the Joint Arrangers in their syndication efforts, the Borrowers agree (i) promptly to prepare and provide to the Agents and the Joint Arrangers all information reasonably requested by them with respect to the Borrowers and their respective subsidiaries and affiliates, and the transactions contemplated hereby, including all financial information and projections (the "Projections"), as the Joint Arrangers and the Agents may reasonably request in connection with the arrangement and syndication of the Facilities, (ii) to assist, and to cause their respective affiliates and advisors to assist, the Joint Arrangers in the preparation of a Confidential Information Memorandum and other marketing materials to be used in connection with the syndication, (iii) to use commercially reasonable efforts to ensure that the syndication efforts benefit materially from their existing lending and investment banking relationships, and (iv) at reasonable times and on reasonable notice, to make appropriate officers and representatives of the Borrowers available to participate in information meetings for the potential Lenders at such times and places as the Joint Arrangers may reasonably request.

The Borrowers hereby represent, warrant and agree that (and the Agents' commitment as set forth herein and the Joint Arrangers' agreement to provide the services described herein are subject to the condition that) (a) all information (other than the Projections) concerning the Borrowers and their respective subsidiaries and the transactions contemplated hereby (the "Information") that has been or will be made available to the Joint Arrangers or the Agents by either Idaho Power or IDACORP or any of their respective representatives is, or will be when furnished, complete and correct in all material respects and does not, or will not when furnished, contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements contained therein not materially misleading in light of the circumstances under which such statements are made, and (b) the Projections that have been or will be made available to the Joint Arrangers or the Agents by the Borrowers or any of their authorized representatives have been or will be prepared in good faith based upon reasonable assumptions by the Borrowers.  The Borrowers agree to supplement the Information and the Projections from time to time until the closing date for the Facilities so that the representation, warranty and agreement contained in the preceding sentence is correct on such closing date.  The Borrowers understand that, in arranging and syndicating the Facilities, the Agents and the Joint Arrangers will be using and relying on the Information and the Projections without responsibility for independent verification thereof.

The Borrowers agree within 30 days upon submission of an invoice or at closing upon presentation of an invoice: (i) to pay the reasonable fees, disbursements and other charges of counsel to Wachovia and Wachovia Securities and (ii) to reimburse the Agents and the Joint Arrangers for all reasonable out-of-pocket fees and expenses, in each case incurred in connection with the Facilities whether or not the Facilities are closed or any credit is extended thereunder (whether incurred before or after the date hereof).  The Borrowers further agree to indemnify the Agents, the Joint Arrangers, each other Lender and each affiliate, partner, director, officer, employee, agent and advisor of the Agents, the Joint Arrangers, each other Lender and each of their respective affiliates (each such person being called an "Indemnitee") against, and hold each Indemnitee harmless from, any losses, claims, damages, liabilities and related expenses (including the fees, charges and disbursements of any counsel for any Indemnitee), incurred by any Indemnitee or asserted against any Indemnitee by any third party or by Idaho Power, IDACORP or any of their respective subsidiaries, affiliates, equity holders or creditors arising out of, in connection with, or as a result of (i) the execution or delivery of this Commitment Letter, the Term Sheets, the Fee Letters or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, (ii) any use or proposed use of the Facilities, or (iii) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by Idaho Power, IDACORP or any of their respective subsidiaries, affiliates, equity holders or creditors, and regardless of whether any Indemnitee is a party thereto, provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses (x) are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Indemnitee or (y) result from a claim brought by the Borrowers against an Indemnitee for breach in bad faith of such Indemnitee's obligations hereunder or under the definitive documentation for the Facilities, if the Borrowers have obtained a final and nonappealable judgment in their favor on such claim as determined by a court of competent jurisdiction.  The foregoing provisions of this paragraph shall be in addition to any right that an Indemnitee shall have at common law or otherwise.  This Commitment Letter is addressed solely to the Borrowers, and neither the Agents or the Joint Arrangers, on the one hand, nor the Borrowers, on the other hand, shall be liable to the other or any other person for any indirect or consequential damages that may be alleged as a result of this Commitment Letter or any of the transactions referred to herein.  Additionally, no Indemnitee shall be liable for any damages arising from the use by others of Information or other materials obtained through the internet, IntraLinks or other similar transmission systems in connection with the Facilities.

The Borrowers are not authorized to show or circulate this Commitment Letter, the Fee Letters or the Term Sheets, or disclose the terms or contents hereof or thereof, in whole or in part, to any other person or entity (other than to its directors, officers, attorneys, financial advisors (but not commercial lenders and accountants in connection with their evaluation of the transactions contemplated hereby, provided that (i) any such disclosure is made only on a need-to-know basis, (ii) each of such persons shall also be bound by the confidentiality provisions hereof and (iii) the Borrowers shall be liable for any breach of such confidentiality provisions by any such person), except as may be required by law or applicable judicial process; provided, however, it is understood and agreed that you may disclose this Commitment Letter (including the Term Sheets) but not the Fee Letters after your acceptance of this Commitment Letter and the Fee Letters, in filings with the Securities and Exchange Commission and other applicable regulatory authorities and stock exchanges.  Notwithstanding anything in the foregoing to the contrary, the Borrowers shall not disclose the amount of any arrangement or structuring fees paid or payable to any of the Joint Arrangers or the Agents without the prior written consent of such Joint Arranger or Agent, as the case may be (other than to its directors, officers, attorneys, financial advisors (but not commercial lenders) and accountants in connection with their evaluation of the Facilities subject to the provisos in clauses (i)-(iii) above), except as may be required by law or applicable judicial process.  So long as this Commitment Letter is in effect, the Agents and the Joint Arrangers shall have the right to review and approve any public announcement made after the date hereof relating to the Facilities or to the Agents, the Joint Arrangers or any of their respective affiliates, as the case may be, before any such announcement is made (such approval not to be unreasonably withheld or delayed).  It is agreed that the Borrowers are not required to provide the Joint Arrangers or the Agents with advance copies of any applicable governmental or stock exchange filings or seek approval of any such filings relating to the Facilities or the Agents, the Joint Arrangers or any of their respective affiliates, as the case may be.  The Borrowers agree that the Agents and the Joint Arrangers may share with any of their respective affiliates and advisors any information related to the Borrowers and their respective subsidiaries and affiliates, and the transactions or any other matter contemplated hereby, on a confidential basis subject to the provisos in clauses (i)-(iii) above.  The Borrowers further agree and consent to the Agents' disclosure of information relating to this transaction to Gold Sheets and other similar bank trade publications but under no circumstances shall the information disclosed consist of confidential information or trigger a reporting requirement of the Borrowers under applicable law.  Such information will consist of deal terms and other information customarily found in such publications.  Wachovia and Wachovia Securities hereby notify you that pursuant to the requirements of the USA Patriot Act (the "Act"), each of them is required to obtain, verify and record information that identifies you in accordance with the Act.

You acknowledge that Wachovia, JPMCB, Wachovia Securities and JPMorgan and their respective affiliates may be providing debt financing, equity capital or other services (including financial advisory services) to other companies whose interest may conflict with yours.  Wachovia, JPMCB, Wachovia Securities and JPMorgan severally agree that they will not furnish confidential information obtained from you in connection with the transactions contemplated by this Commitment Letter to any of their other customers or any other person except the other Lenders and prospective Lenders and as required by law or pursuant to legal process.  Wachovia, JPMCB, Wachovia Securities and JPMorgan further advise you that they will not make available to you confidential information that they have obtained or may obtain from any other customer.

The provisions of the immediately preceding three paragraphs shall remain in full force and effect regardless of whether definitive financing documentation shall be executed and delivered and notwithstanding the termination of this Commitment Letter or the commitments of the Agents hereunder; provided, however, that the provisions of the first preceding paragraph regarding indemnification and the third sentence of the second preceding paragraph regarding the Agents' and Joint Arrangers' right to review and approve public announcements relating to the Facilities shall not apply to events or matters arising subsequent to the effectiveness of any definitive documentation for the Facilities.

This Commitment Letter and the Term Sheets do not summarize all of the terms, conditions, covenants, representations, warranties and other provisions that will be contained in the definitive credit documentation for the Facilities and the transactions contemplated thereby.  The Agents and the Joint Arrangers shall have the right to require that such credit documentation include, in addition to the provisions outlined herein and in the Term Sheets, provisions considered appropriate by the Agents and the Joint Arrangers for this type of financing transaction, as well as provisions that the Agents and the Joint Arrangers may deem appropriate after they are afforded the opportunity to conduct and complete, to their satisfaction, the due diligence review described above.

This Commitment Letter, the commitments of the Agents set forth herein and the agreement of the Joint Arrangers to provide the services set forth herein shall automatically terminate at 5:00 p.m. Eastern Standard Time on March 18, 2005 unless you execute this Commitment Letter and the Fee Letters and return them to the Agents prior to that time (which may be by facsimile transmission), whereupon the Commitment Letters and the Fee Letters shall become binding agreements.  Thereafter, this Commitment Letter and the undertakings hereunder shall automatically terminate at the earliest to occur of the following:  (i) any Agent or Joint Arranger discovering or becoming aware of any information not previously disclosed to it that it believes to be inconsistent in a material and adverse manner with its understanding, based on the information provided to it by or on behalf of the Borrowers prior to the date hereof, of the business, assets, properties, liabilities (actual or contingent), operations, condition (financial or otherwise) or prospects of the Borrowers and their respective subsidiaries, taken as a whole, (ii) there occurring or becoming known to any Agent or Joint Arranger any event or circumstance that has, or could reasonably be expected to have, a material adverse effect on the business, assets, properties, liabilities (actual or contingent), operations, or condition (financial or otherwise) of the Borrowers and their respective subsidiaries, taken as a whole since December 31, 2004, and (iii) 5:00 p.m. Eastern Standard Time on May 15, 2005, if the closing date of the Facilities shall not have occurred by such time.

This Commitment Letter shall be governed by and construed in accordance with the laws of the State of New York, and together with the Term Sheets and the Fee Letters, constitutes the entire agreement between the parties relating to the subject matter hereof and thereof and supersedes any previous agreement, written or oral, between the parties with respect to the subject matter hereof and thereof.  No party has been authorized by the Agents or the Joint Arrangers to make any oral or written statements inconsistent with this Commitment Letter.  Each party to this Commitment Letter hereby irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Commitment letter, the Term Sheets, the Fee Letters, the transactions contemplated hereby and thereby or the actions of the Agents and the Joint Arrangers in the negotiation, performance or enforcement hereof and thereof.  This Commitment Letter shall be binding upon and shall inure to the benefit of the respective successors and assigns of the parties hereto, but shall not be assigned in whole or in part by any Borrower without the prior written consent of the Agents and the Joint Arrangers (and any purported assignment without such consent shall be null and void).  The Joint Arrangers reserve the right to assign some or all of their rights and delegate some or all of their responsibilities hereunder to one of their respective affiliates.  This Commitment Letter may not be amended or any provision hereof waived or modified except by an instrument in writing signed by each of the parties hereto.  This Commitment Letter is intended to be solely for the benefit of the parties hereto and is not intended to confer any benefits on, or create any rights in favor of, any other person or entity.  This Commitment Letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.

[THE BALANCE OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

Sincerely,

WACHOVIA BANK, NATIONAL ASSOCIATION

By:            /s/ Frederick W. Price

Title:            Managing Director

WACHOVIA CAPITAL MARKETS, LLC

By:            /s/ Frederick W. Price

Title:            Managing Director

JPMORGAN CHASE BANK, N.A.

By:            /s/ Michael J. DeForge

Title:            Vice President

J.P. MORGAN SECURITIES INC.

By:            /s/ Asha Kostrzewa-Millet

Title:            Vice President

Agreed to and accepted as of

the date first above written:

IDAHO POWER COMPANY

By:       /s/ Dennis C. Gribble

Title:     Vice President and Treasurer

IDACORP, INC.

By:       /s/ Darrel T. Anderson

Title:     Senior Vice President - Administrative Services

            and Chief Financial Officer

SUMMARY OF TERMS AND CONDITIONS

$200,000,000 Senior Revolving Credit Facility

Idaho Power Company

Borrower:                         Idaho Power Company, an Idaho corporation (the "Borrower").

Facility:                             $200,000,000 5-year Senior Revolving Credit Facility (the "Facility").

A portion of the Facility, in an amount not to exceed $100,000,000, will be available for use by the Borrower for the issuance of letters of credit.  Wachovia will be the issuing bank for all letters of credit (in such capacity, the "Issuing Lender").

Administrative Agent:      Wachovia Bank, National Association ("Wachovia" or the "Administrative Agent") will act as the sole and exclusive administrative agent.

Syndication Agent:      JPMorgan Chase Bank, N.A.

Documentation

Agents:                             To be determined.

Joint Lead Arrangers

and Bookrunners:      Wachovia Capital Markets, LLC ("Wachovia Securities") and J.P. Morgan Securities Inc. ("JPMorgan"; together with Wachovia Securities, the "Joint Arrangers").

Lenders:                           A syndicate of financial institutions and other lenders arranged by the Joint Arrangers and reasonably acceptable to the Borrower (collectively, the "Lenders").

Availability:                       Loans under the Facility will be available at any time prior to the Maturity Date, provided that after giving effect to any such borrowing, the aggregate exposure under the Facility will not exceed the aggregate commitments under Facility.  Letters of credit may be issued with maturities of up to one year, renewable annually thereafter, but shall not extend beyond the 5th business day prior to the Maturity Date, provided that after giving effect to any such issuance the aggregate exposure under the Facility will not exceed the aggregate commitments under the Facility.

Maturity Date:      Fifth anniversary of the closing date.

Use of Proceeds:      The proceeds of the Facility shall be used (i) to refinance the existing indebtedness of the Borrower under its $200,000,000 Three Year Credit Agreement dated as of March 17, 2004 (the "Existing Credit Agreement"), (ii) to pay fees and expenses in connection with the Facility, and (iii) after the foregoing, to provide for general corporate purposes, including commercial paper back-up.

Amortization:                    None.  All outstanding principal of the Facility will be due and payable on the maturity date.

Collateral:                         Unsecured.

Pricing and Fees:      See Annex I.

Mandatory Prepay-

ments/Commitment

Reductions:                      Borrower will be required to prepay the Facility without penalty (subject to payment of any funding losses resulting from prepayment of LIBOR loans other than on the last day of the applicable interest period) at any time that the outstanding exposure under the Facility exceeds the then aggregate commitments in the amount of such excess.

Voluntary Prepay-

ments/Commitment

Reductions:                      The Borrower may prepay amounts outstanding under the Facility at any time, without premium or penalty (subject to advance notice provisions and minimum repayment amounts to be agreed upon, and subject to payment of any funding losses resulting from prepayment of LIBOR loans other than on the last day of the applicable interest period).  Additionally, the Borrower may, at its option upon five business days' notice to the Administrative Agent, reduce the aggregate unutilized commitments under the Facility in part (in minimum amounts to be agreed upon) or in whole.  Any such reductions shall be applied to the Facility commitments pro rata.

Increase of

Commitments:      The Borrower shall have the right to increase the aggregate commitments under the Facility at any time after closing, by $25,000,000 or an integral multiple of $1,000,000 in excess thereof, up to an aggregate maximum amount of $100,000,000, provided that (i) at the time of and after giving effect to any such increase, the representations and warranties of the Borrower in the definitive credit documentation for the Facility shall be true and correct in all material respects and (ii) no default or unmatured default under the Facility has occurred and is continuing.  The Borrower may increase the aggregate amount of the commitments by (i) having another lender or other lenders (each, an "Additional Lender") become party to the definitive credit agreement, (ii) agreeing with any existing Lender to increase its commitment (with the understanding that no existing Lender will be obligated to increase its commitment) or (iii) a combination of the procedures described in clauses (i) and (ii) of this sentence, providedthat the sum of the increases in the commitments of the Lenders plus the commitments of the Additional Lenders shall not in the aggregate exceed the amount of the requested increase.

Conditions Precedent

to Closing:                        The closing of the Facility will be subject to the satisfaction of conditions precedent substantially consistent with those found in the Existing Credit Agreement and such additional conditions deemed appropriate by the Administrative Agent in the context of the Facility, including without limitation, (i) no material adverse change since December 31, 2004, (ii) the negotiation, execution and delivery of definitive documentation (including, without limitation, satisfactory legal opinions and other customary closing documents), and (iii) the Existing Credit Agreement shall have been terminated and all loans thereunder shall have been repaid.

Conditions Precedent

to All Borrowings:      Usual and customary for transactions of this type, to include without limitation:  (i) all representations and warranties (other than the material adverse change representation) are true and correct as of the date of each loan or issuance of letter of credit, and (ii) no event of default under the Facility or unmatured default has occurred and is continuing, or would result from such loan or letter of credit.  The Borrower will not have to bring down the material adverse change representation after the closing of the Facility.

Representations and

Warranties:                       The definitive credit documentation will contain representations and warranties substantially consistent with those found in the Existing Credit Agreement.

Covenants:                       The definitive credit documentation will contain affirmative and negative covenants substantially consistent with those found in the Existing Credit Agreement.

Financial

Covenants:                       The definitive credit documentation will contain the following financial covenant:

- Ratio of Consolidated Indebtedness to Consolidated Total Capitalization not to exceed 65%.

Events of Default:      The definitive credit documentation will contain events of default substantially consistent with those found in the Existing Credit Agreement.

Assignments and

Participations:                   Customary participation rights will be provided, subject to voting restrictions on significant matters.  Assignments by Lenders will be permitted with the approval (not to be unreasonably withheld) of the Administrative Agent and the Borrower, provided that (i) the Borrower's approval shall not be required during a default or event of default under the Facility or for assignments to other Lenders, affiliates of Lenders or approved funds, and (ii) the Administrative Agent's approval shall not be required for assignments of commitments to other Lenders.  Assignments shall be subject to minimum amounts to be agreed upon and payment of a $3,500 assignment fee to the Administrative Agent.

Required Lenders:      More than 50%.

Expenses and

Indemnification:      The Borrower will (a) pay the reasonable fees, disbursements and other charges of counsel to the Administrative Agent and Wachovia Securities and reimburse the Administrative Agent and the Joint Arrangers for all of their reasonable out-of-pocket costs and expenses, in each case in connection with the preparation, execution and delivery of the definitive documentation for the Facility and any amendment or waiver with respect thereto and the syndication of the Facility, and (b) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders (including the reasonable fees, disbursements and other charges of counsel) in connection with the enforcement of the Facility.

Governing Law:      New York.

Administrative Agent's

Counsel:                           Robinson, Bradshaw & Hinson, P.A.

Miscellaneous:      Customary provisions regarding consent to jurisdiction, waiver of jury trial, service of process and other miscellaneous matters.

                                          This Summary of Terms and Conditions does not purport to summarize all of the conditions, covenants, representations, warranties and other provisions that would be contained in definitive documentation for the Facility.

* * *

Important Information About Opening Your New Account And/Or Entering into a Business Relationship with Wachovia

To help fight the funding of terrorism and money laundering activities, Federal law requires U.S. financial institutions to obtain, verify and record information that identifies each person or entity that opens an account and/or enters into a business relationship with such financial institution.

Annex I

Pricing and Fees

Interest Rate Options:      At the Borrower's option, loans under the Facility shall bear interest at (i) the Administrative Agent's Base Rate ("Base Rate") from time to time in effect or (ii) the applicable LIBOR plus the applicable LIBOR Margin in effect at such time as determined in accordance with the pricing grid set forth in Exhibit A (the "Pricing Grid").

The Base Rate is the higher of (i) the Administrative Agent's prime commercial lending rate as announced from time to time or (ii) the federal funds rate plus 0.5% per annum.  LIBOR is the reserve-adjusted London Interbank Offered Rate (as quoted on Telerate Page 3750) for corresponding deposits of U.S. Dollars for interest periods of one, two, three or six months, subject to availability, as selected by the Borrower and as quoted to the Administrative Agent.

Interest Payments:      Interest on Base Rate loans shall be payable quarterly in arrears.  Interest on LIBOR loans shall be payable at the end of each applicable interest period or at three-month intervals, if earlier.  Interest shall be calculated on an actual/360-day basis for LIBOR loans and an actual/365/366-day basis for Base Rate loans.

During an event of default under the Facility, all outstanding principal, accrued interest and other amounts shall or (in the case of any event of default other than a bankruptcy default) at the discretion of the Required Lenders, accrue interest at a rate per annum of 2% in excess of the rate otherwise applicable, and such interest shall be payable on demand.

Facility and Other

Fees:                                 Facility Fee:  A per annum rate, as determined in accordance with the Pricing Grid, on the aggregate commitments under the Facility, payable quarterly in arrears to the Administrative Agent for the ratable benefit of the Lenders, calculated on an actual/360-day basis from the execution date of the definitive credit agreement for the Facility until termination of the commitments under the Facility.

Utilization Fee. A per annum rate, as determined in accordance with the Pricing Grid, applied to the unpaid principal amount of each loan during such periods in which the outstanding credit exposure under the Facility exceeds 50% of the aggregate commitments under the Facility.

                                          Administrative Agent's and Other Fees:  As set forth in the Fee Letter.

Letter Of Credit

Fees:                           Letter of Credit Fee:  An amount equal to the applicable LIBOR Margin in effect from time to time in accordance with the Pricing Grid on the average daily undrawn face amount of letters of credit issued under the Facility, payable to the Administrative Agent, for the account of the Lenders, quarterly in arrears.

Facing Fee:  An amount equal to a per annum rate of 0.125% on the average daily undrawn face amount of letters of credit issued under the Facility, payable to the Administrative Agent (as Issuing Lender), for its own account, quarterly in arrears.

Other Fees:  All customary costs and expenses of the Administrative Agent (as Issuing Lender) in connection with the issuance, transfer or other administration of the letters of credit.

Yield Protection:      The definitive credit documents shall include customary protective provisions for such matters as increased costs, capital adequacy requirements, funding losses, illegality and withholding taxes.

EXHIBIT A

Pricing Grid

Level	S&P/Moody's Rating	Facility Fee	LIBOR Margin	First Drawn	Utilization Fee Usage > 50%	All-in Drawn
I	A/A2 or above	.08%	.27%	.35%	.10%	.45%
II	A-/A3	.10%	.30%	.40%	.10%	.50%
III	BBB+/Baa1	.125%	.35%	.475%	.125%	.60%
IV	BBB/Baa2	.15%	.425%	.575%	.125%	.70%
V	BBB-/Baa3	.175%	.575%	.75%	.125%	.875%
VI	BB+/Ba1 or below	.25%	.875%	1.125%	.125%	1.25%

            The LIBOR Margin on loans made as a LIBOR Loans, Facility Fee, and Utilization Fee will be determined according to this grid based upon the Borrower'ssenior unsecured long-term debt securities rating without third-party credit enhancement by Moody's and Standard & Poor's (in each case based upon the higher of the two ratings), with each change in such rating effective as of the date on which such change is first announced publicly by the rating agency making such change.  If the Borrower does not have a senior unsecured long-term debt securities rating that is rated by Moody's or Standard & Poor's, Level VI status shall exist.  If the Borrower is split-rated and the ratings differential is two levels or more, the intermediate rating at the midpoint will apply.  If there is no midpoint, the higher of the two intermediate ratings will apply.

SUMMARY OF TERMS AND CONDITIONS

$150,000,000 Senior Revolving Credit Facility

IDACORP, Inc.

Borrower:                         IDACORP, Inc., an Idaho corporation (the "Borrower").

Facility:                             $150,000,000 5-year Senior Revolving Credit Facility (the "Facility").

A portion of the Facility, in an amount not to exceed $75,000,000, will be available for use by the Borrower for the issuance of letters of credit.  Wachovia will be the issuing bank for all letters of credit (in such capacity, the "Issuing Lender").

Administrative Agent:      Wachovia Bank, National Association ("Wachovia" or the "Administrative Agent") will act as the sole and exclusive administrative agent.

Syndication Agent:      JPMorgan Chase Bank, N.A.

Documentation

Agents:                             To be determined.

Joint Lead Arrangers

and Bookrunners:      Wachovia Capital Markets, LLC ("Wachovia Securities") and J.P. Morgan Securities Inc. ("JPMorgan"; together with Wachovia Securities, the "Joint Arrangers").

Lenders:                           A syndicate of financial institutions and other lenders arranged by the Joint Arrangers and reasonably acceptable to the Borrower (collectively, the "Lenders").

Availability:                       Loans under the Facility will be available at any time prior to the Maturity Date, provided that after giving effect to any such borrowing, the aggregate exposure under the Facility will not exceed the aggregate commitments under Facility.  Letters of credit may be issued with maturities of up to one year, renewable annually thereafter, but shall not extend beyond the 5th business day prior to the Maturity Date, provided that after giving effect to any such issuance the aggregate exposure under the Facility will not exceed the aggregate commitments under the Facility.

Maturity Date:      Fifth anniversary of the closing date.

Use of Proceeds:      The proceeds of the Facility shall be used (i) to refinance the existing indebtedness of the Borrower under its $150,000,000 Three Year Credit Agreement dated as of March 17, 2004 (the "Existing Credit Agreement"), (ii) to pay fees and expenses in connection with the Facility, and (iii) after the foregoing, to provide for general corporate purposes, including commercial paper back-up.

Amortization:                    None.  All outstanding principal of the Facility will be due and payable on the maturity date.

Collateral:                         Unsecured.

Pricing and Fees:      See Annex I.

Mandatory Prepay-

ments/Commitment

Reductions:                      Borrower will be required to prepay the Facility without penalty (subject to payment of any funding losses resulting from prepayment of LIBOR loans other than on the last day of the applicable interest period) at any time that the outstanding exposure under the Facility exceeds the then aggregate commitments in the amount of such excess.

Voluntary Prepay-

ments/Commitment

Reductions:                      The Borrower may prepay amounts outstanding under the Facility at any time, without premium or penalty (subject to advance notice provisions and minimum repayment amounts to be agreed upon, and subject to payment of any funding losses resulting from prepayment of LIBOR loans other than on the last day of the applicable interest period).  Additionally, the Borrower may, at its option upon five business days' notice to the Administrative Agent, reduce the aggregate unutilized commitments under the Facility in part (in minimum amounts to be agreed upon) or in whole.  Any such reductions shall be applied to the Facility commitments pro rata.

Increase of

Commitments:      The Borrower shall have the right to increase the aggregate commitments under the Facility at any time after closing, by $25,000,000 or an integral multiple of $1,000,000 in excess thereof, up to an aggregate maximum amount of $50,000,000, provided that (i) at the time of and after giving effect to any such increase, the representations and warranties of the Borrower in the definitive credit documentation for the Facility shall be true and correct in all material respects and (ii) no default or unmatured default under the Facility has occurred and is continuing.  The Borrower may increase the aggregate amount of the commitments by (i) having another lender or other lenders (each, an "Additional Lender") become party to the definitive credit agreement, (ii) agreeing with any existing Lender to increase its commitment (with the understanding that no existing Lender will be obligated to increase its commitment) or (iii) a combination of the procedures described in clauses (i) and (ii) of this sentence, providedthat the sum of the increases in the commitments of the Lenders plus the commitments of the Additional Lenders shall not in the aggregate exceed the amount of the requested increase.

Conditions Precedent

to Closing:                        The closing of the Facility will be subject to the satisfaction of conditions precedent substantially consistent with those found in the Existing Credit Agreement and such additional conditions deemed appropriate by the Administrative Agent in the context of the Facility, including without limitation, (i) no material adverse change since December 31, 2004, (ii) the negotiation, execution and delivery of definitive documentation (including, without limitation, satisfactory legal opinions and other customary closing documents), and (iii) the Existing Credit Agreement shall have been terminated, all loans thereunder shall have been repaid and all letters of credit thereunder shall have been cancelled or shall continue under the terms of the Facility.

Conditions Precedent

to All Borrowings:      Usual and customary for transactions of this type, to include without limitation:  (i) all representations and warranties (other than the material adverse change representation) are true and correct as of the date of each loan or issuance of letter of credit, and (ii) no event of default under the Facility or unmatured default has occurred and is continuing, or would result from such loan or letter of credit.  The Borrower will not have to bring down the material adverse change representation after the closing of the Facility.

Representations and

Warranties:                       The definitive credit documentation will contain representations and warranties substantially consistent with those found in the Existing Credit Agreement.

Covenants:                       The definitive credit documentation will contain affirmative and negative covenants substantially consistent with those found in the Existing Credit Agreement.

Financial

Covenants:                       The definitive credit documentation will contain the following financial covenant:

- Ratio of Consolidated Indebtedness to Consolidated Total Capitalization not to exceed 65%.

Events of Default:      The definitive credit documentation will contain events of default substantially consistent with those found in the Existing Credit Agreement.

Assignments and

Participations:                   Customary participation rights will be provided, subject to voting restrictions on significant matters.  Assignments by Lenders will be permitted with the approval (not to be unreasonably withheld) of the Administrative Agent and the Borrower, provided that (i) the Borrower's approval shall not be required during a default or event of default under the Facility or for assignments to other Lenders, affiliates of Lenders or approved funds, and (ii) the Administrative Agent's approval shall not be required for assignments of commitments to other Lenders.  Assignments shall be subject to minimum amounts to be agreed upon and payment of a $3,500 assignment fee to the Administrative Agent.

Required Lenders:      More than 50%.

Expenses and

Indemnification:      The Borrower will (a) pay the reasonable fees, disbursements and other charges of counsel to the Administrative Agent and Wachovia Securities and reimburse the Administrative Agent and the Joint Arrangers for all of their reasonable out-of-pocket costs and expenses, in each case in connection with the preparation, execution and delivery of the definitive documentation for the Facility and any amendment or waiver with respect thereto and the syndication of the Facility, and (b) pay all reasonable out-of-pocket costs and expenses of the Administrative Agent and the Lenders (including the reasonable fees, disbursements and other charges of counsel) in connection with the enforcement of the Facility.

Governing Law:      New York.

Administrative Agent's

Counsel:                           Robinson, Bradshaw & Hinson, P.A.

Miscellaneous:      Customary provisions regarding consent to jurisdiction, waiver of jury trial, service of process and other miscellaneous matters.

                                          This Summary of Terms and Conditions does not purport to summarize all of the conditions, covenants, representations, warranties and other provisions that would be contained in definitive documentation for the Facility.

* * *

Important Information About Opening Your New Account And/Or Entering into a Business Relationship with Wachovia

To help fight the funding of terrorism and money laundering activities, Federal law requires U.S. financial institutions to obtain, verify and record information that identifies each person or entity that opens an account and/or enters into a business relationship with such financial institution.

Annex I

Pricing and Fees

Interest Rate Options:      At the Borrower's option, loans under the Facility shall bear interest at (i) the Administrative Agent's Base Rate ("Base Rate") from time to time in effect or (ii) the applicable LIBOR plus the applicable LIBOR Margin in effect at such time as determined in accordance with the pricing grid set forth in Exhibit A (the "Pricing Grid").

The Base Rate is the higher of (i) the Administrative Agent's prime commercial lending rate as announced from time to time or (ii) the federal funds rate plus 0.5% per annum.  LIBOR is the reserve-adjusted London Interbank Offered Rate (as quoted on Telerate Page 3750) for corresponding deposits of U.S. Dollars for interest periods of one, two, three or six months, subject to availability, as selected by the Borrower and as quoted to the Administrative Agent.

Interest Payments:      Interest on Base Rate loans shall be payable quarterly in arrears.  Interest on LIBOR loans shall be payable at the end of each applicable interest period or at three-month intervals, if earlier.  Interest shall be calculated on an actual/360-day basis for LIBOR loans and an actual/365/366-day basis for Base Rate loans.

During an event of default under the Facility, all outstanding principal, accrued interest and other amounts shall or (in the case of any event of default other than a bankruptcy default) at the discretion of the Required Lenders, accrue interest at a rate per annum of 2% in excess of the rate otherwise applicable, and such interest shall be payable on demand.

Facility and Other

Fees:                                 Facility Fee:  A per annum rate, as determined in accordance with the Pricing Grid, on the aggregate commitments under the Facility, payable quarterly in arrears to the Administrative Agent for the ratable benefit of the Lenders, calculated on an actual/360-day basis from the execution date of the definitive credit agreement for the Facility until termination of the commitments under the Facility.

Utilization Fee. A per annum rate, as determined in accordance with the Pricing Grid, applied to the unpaid principal amount of each loan during such periods in which the outstanding credit exposure under the Facility exceeds 50% of the aggregate commitments under the Facility.

                                          Administrative Agent's and Other Fees:  As set forth in the Fee Letter.

Letter Of Credit

Fees:                           Letter of Credit Fee:  An amount equal to the applicable LIBOR Margin in effect from time to time in accordance with the Pricing Grid on the average daily undrawn face amount of letters of credit issued under the Facility, payable to the Administrative Agent, for the account of the Lenders, quarterly in arrears.

Facing Fee:  An amount equal to a per annum rate of 0.125% on the average daily undrawn face amount of letters of credit issued under the Facility, payable to the Administrative Agent (as Issuing Lender), for its own account, quarterly in arrears.

Other Fees:  All customary costs and expenses of the Administrative Agent (as Issuing Lender) in connection with the issuance, transfer or other administration of the letters of credit.

Yield Protection:      The definitive credit documents shall include customary protective provisions for such matters as increased costs, capital adequacy requirements, funding losses, illegality and withholding taxes.

EXHIBIT A

Pricing Grid

Level	S&P/Moody's Rating	Facility Fee	LIBOR Margin	First Drawn	Utilization Fee Usage > 50%	All-in Drawn
I	A/A2 or above	.08%	.27%	.35%	.10%	.45%
II	A-/A3	.10%	.30%	.40%	.10%	.50%
III	BBB+/Baa1	.125%	.35%	.475%	.125%	.60%
IV	BBB/Baa2	.15%	.425%	.575%	.125%	.70%
V	BBB-/Baa3	.175%	.575%	.75%	.125%	.875%
VI	BB+/Ba1 or below	.25%	.875%	1.125%	.125%	1.25%

            The LIBOR Margin on loans made as a LIBOR Loans, Facility Fee, and Utilization Fee will be determined according to this grid based upon the Borrower'ssenior unsecured long-term debt securities rating without third-party credit enhancement by Moody's and Standard & Poor's (in each case based upon the higher of the two ratings), with each change in such rating effective as of the date on which such change is first announced publicly by the rating agency making such change.  If the Borrower does not have a senior unsecured long-term debt securities rating that is rated by Moody's or Standard & Poor's, Level VI status shall exist.  If the Borrower is split-rated and the ratings differential is two levels or more, the intermediate rating at the midpoint will apply.  If there is no midpoint, the higher of the two intermediate ratings will apply.